Manager's Discussion of Fund Performance

Dear Shareholder:

The FMC Strategic Value Fund (the "Fund") had a total return of 13.3% and 3% for the six months and twelve months ended October 31, 1999, which compares with a total return of -3.5% and 0.7% for the Fund's benchmark, the Russell 2000 Value Index, for the same periods. In comparison with our last report covering the six months ended April 30, 1999 during which the Fund appreciated by 13%, we are disappointed with the decline during this most recent six month period.

As reflected in the chart below, stocks with low price/earnings ratios experienced a decline in value over the past six months while high price/earnings stocks appreciated significantly. In our April report, we noted that the average multiple for many of our key holdings was in a modest range of 10-12 times earnings. Currently the average multiple is in a range of 8-9 times earnings. By most historic measures of the stock market, the current range reflects a low relative valuation.


In the printed version of the document, a line graph appears which depicts the following plot points:

                            [GRAPHIC OMITTED]




Price/earnings multiple is not the only barometer used in our valuation analysis but rather it is a part of the empirical and subjective data that we assess in trying to determine a company's intrinsic value. Nevertheless, the recent market volatility has created discounts to potential value that we find surprising and extreme. For example, the stock price for Tecumseh Products, one of our key holdings, has declined about 20% at a time when earnings for 1999 are expected to exceed the previous record by 18%. By all measures, 1999 has been a solid year for Tecumseh and 2000 could be as good, perhaps better. Not only is the current multiple of 7 times earnings low, but the stock now trades below its tangible book value. In addition, after adjusting for $14 per share in net cash on the balance sheet, the core operating assets are being priced at less than 4 times earnings before interest, depreciation and taxes (EBIDTA). The company's management recognizes this low valuation and the company has steadily repurchased its shares at a meaningful 5% annual rate.

In another instance, Burns International (formerly Borg Warner Security) missed its quarterly earnings estimate, and full year earnings look to be about 10% below expectations. This in turn caused a 50% decline in share price. The decline follows the company's repurchase of 20% of its shares. At current levels the stock sells at 7 times cash earnings, which equates to an after-tax free cash flow yield of 14% attributed to each outstanding share. We think this is an extremely low valuation for the largest guard services company which is benefiting from increased outsourcing by major national accounts. With both Tecumseh and Burns, we added to our position after the stock prices declined.

We initiated a new position in Cordant Technologies after a similar 5-10% reduction in earnings estimates triggered a 40% decline in its stock price. We paid approximately 7 times free cash flow and 4 times EBITDA for a company generating a 14% return on invested capital with a leading market position in its business niches within the aerospace, defense and industrial sectors.

Last year, when oil prices declined to levels below $15 per barrel, we established positions in this sector, where values had become depressed similar to the examples cited above. With oil prices now having recovered to $25 per barrel, we reduced our positions in Rowan and Cooper Cameron, the stock prices of which have appreciated along with the commodity price.

In summary, with the overall market's focus on richly valued technology stocks, we believe that there are excellent opportunities to invest in businesses that are highly undervalued and which we expect will provide attractive longer term rewards.

Sincerely,



/s/ Signature omitted
------------------------
Edward Lefferman
Portfolio Manager

--------------------------------------------------------------------------------
                                TOTAL RETURN(1)
--------------------------------------------------------------------------------
                                   Annualized             Cumulative
       One Year                    Inception             Inception(2)
       Return(4)                    to Date                to Date
--------------------------------------------------------------------------------
         0.26%                        3.73%                  4.52%
--------------------------------------------------------------------------------

        Comparison of Change in the Value of a $10,000 Investment in the FMC Strategic Value Fund, versus the Russell 2000 Value Index.


In the printed version of the document, a line graph appears which depicts the following plot points:

                            [GRAPHIC OMITTED]


          FMC       Russell 2000
8/31/98   10000     10000
10/31/98  11114     10879
10/31/99  11143     10957


(1) These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The FMC Strategic Value Fund commenced operations on August 17, 1998.

(3) The performance reflected in the graph begins at the end of the month operations commenced.

(4) One year return is for the period beginning 11/01/98 and ending 10/31/99.


                             Portfolio Composition
In the printed version of the document, a line graph appears which depicts the following plot points:

                                   [PIE CHART GRAPHIC OMITTED]

In the printed version of the document, a pie chart appears which depicts the following percentages:


Rubber & Plastic 3%                                                    Retail 2%

Apparel/Textiles 4%

Chemicals 4%                                                   Manufacturing 19%

Printing &
  Publishing 4%

Aerospace & Defense 5%

Food, Beverages &
  Tobacco 5%                                             Specialty Machinery 12%

Insurance 5%

Miscellaneous
  Manufacturing 5%                                       Miscellaneous
                                                           Business Services 11%

U.S. Treasury Obligations 7%

Petroleum &                                                         Machinery 7%
  Fuel Products 7%


% of Total Fund Investments

Statement of Net Assets                                 FMC Strategic Value Fund

October 31, 1999

                                                                                                                   Market
                                                                                                                    Value
FMC STRATEGIC VALUE FUND                                                                   Shares                   (000)
--------------------------------------------------------------------------------------------------------------------------
Common Stock (95.5%)
Aerospace & Defense (4.9%)
   B.F. Goodrich .................................................................          6,440                   $  153
   Cordant Technologies ..........................................................         10,000                      312
                                                                                                                    ------
                                                                                                                       465
                                                                                                                    ------
Apparel/textiles (4.0%)
   U.S. Industries ...............................................................         26,000                      385
                                                                                                                    ------
Chemicals (4.2%)
   Ck Witco ......................................................................         13,863                      130
   McWhorter Technologies* .......................................................         20,100                      275
                                                                                                                    ------
                                                                                                                       405
                                                                                                                    ------
Food, Beverage & Tobacco (5.1%)
   Corn Products International ...................................................         15,000                      488
                                                                                                                    ------
Insurance (5.2%)
   Commerce Group ................................................................         10,000                      254
   Homefed * .....................................................................          6,400                        6
   Leucadia National .............................................................         10,000                      234
                                                                                                                    ------
                                                                                                                       494
                                                                                                                    ------
Machinery (7.1%)
   Denison International ADR* ....................................................         33,000                      303
   Gardner Denver* ...............................................................         21,000                      253
   Motivepower Industries* .......................................................         10,000                      119
                                                                                                                    ------
                                                                                                                       675
                                                                                                                    ------
Manufacturing (19.6%)
   Agrium ........................................................................         45,000                      380
   Aztec .........................................................................         35,500                      359
   Justin Industries .............................................................         22,000                      308
   Trinity Industries ............................................................         14,000                      417
   Westinghouse Air Brake ........................................................         22,000                      404
                                                                                                                    ------
                                                                                                                     1,868
                                                                                                                    ------
Miscellaneous Business Services (11.2%)
   Advo* .........................................................................         20,000                      354
   Burns International Services * ................................................         30,000                      302
   Moore .........................................................................         50,000                      419
                                                                                                                    ------
                                                                                                                     1,075
                                                                                                                    ------
Miscellaneous Manufacturing (5.0%)
   Mueller Industries * ..........................................................         15,000                      479
                                                                                                                    ------



    The accompanying notes are an integral part of the financial statements.

Statement of Net Assets                                 FMC Strategic Value Fund

October 31, 1999

                                                                                            Shares/                  Market
                                                                                          Face Amount                 Value
FMC STRATEGIC VALUE FUND (concluded)                                                        (000)                     (000)
----------------------------------------------------------------------------------------------------------------------------
Petroleum & Fuel Products (7.7%)
   HS Resources* ................................................................           25,000                  $  391
   Rowan* .......................................................................           22,000                     342
                                                                                                                    ------
                                                                                                                       733
                                                                                                                    ------
Printing & Publishing (4.1%)
   New England Business Service .................................................           15,000                     390
                                                                                                                    ------
Retail (1.8%)
   CKE Restaurants ..............................................................           25,000                     169
                                                                                                                    ------
Rubber & Plastic (2.8%)
   Hanna ........................................................................           25,000                     267
                                                                                                                    ------
Specialty Machinery (12.8%)
   Cooper Cameron* ..............................................................           11,000                     426
   Hussman International ........................................................           20,000                     320
   Tecumseh Products ............................................................           10,000                     479
                                                                                                                    ------
Total Specialty Machinery .......................................................                                    1,225
                                                                                                                    ------
TOTAL COMMON STOCK
   (Cost $9,391) ................................................................                                    9,118
                                                                                                                    ------


U.S. Treasury Obligations (7.7%)
   United States Treasury Bills
     4.961%, 02/17/00 ...........................................................          $   173                     171
     4.857%, 05/25/00 ...........................................................              587                     570
                                                                                                                    ------
Total U.S. Treasury Obligations
   (Cost $741) ..................................................................                                      741
                                                                                                                    ------
Total Investments (103.2%)
   (Cost $10,132) ...............................................................                                    9,859
                                                                                                                    ------
Other Assets and Liabilities, Net (-3.2%) .......................................                                     (307)
                                                                                                                    ------


Net Assets:
   Portfolio Shares (unlimited authorization -- no par value)
     based on 926,212 outstanding shares of beneficial interest .................                                    9,505
   Distributions in Excess of Net Investment Income .............................                                       (2)
   Accumulated Net Realized Gain on Investments .................................                                      322
   Net Unrealized Depreciation on Investments ...................................                                     (273)
                                                                                                                    ------
Total Net Assets (100.0%) .......................................................                                   $9,552
                                                                                                                    ======
   Net Asset Value, Offering and Redemption Price Per Share .....................                                   $10.31
                                                                                                                    ======

*Non-income producing security
ADR -- American Depository Receipt

    The accompanying notes are an integral part of the financial statements.

Statement of Operations                                 FMC Strategic Value Fund

For the year ended October 31, 1999

                                                                                  FMC
                                                                               Strategic
                                                                              Value Fund
                                                                                 (000)
----------------------------------------------------------------------------------------
Investment Income:
   Dividend Income...........................................................     $ 75
   Interest Income ..........................................................      103
----------------------------------------------------------------------------------------
     Total Investment Income.................................................      178
----------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees .................................................       94
   Investment Advisory Fee Waiver ...........................................      (94)
   Reimbursements by Advisor.................................................      (34)
   Administrative Fees ......................................................       77
   Administrative Fee Waiver ................................................      (50)
   Professional Fees ........................................................       41
   Printing Fees ............................................................       34
   Transfer Agent Fees ......................................................       30
   Trustee Fees .............................................................        7
   Registration and Filing Fees .............................................        4
   Insurance and Other Fees .................................................        3
   Organization Costs........................................................        8
   Custodian Fees ...........................................................        3
----------------------------------------------------------------------------------------
     Total Expenses, Net ....................................................      123
----------------------------------------------------------------------------------------
       Net Investment Income ................................................       55
----------------------------------------------------------------------------------------
   Net Realized Gain from Securities Sold ...................................      325
   Net Change in Unrealized Depreciation of Investment Securities ...........     (469)
----------------------------------------------------------------------------------------
     Net Realized and Unrealized Loss on Investments ........................     (144)
----------------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting from Operations......................    $ (89)
========================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets                      FMC Strategic Value Fund

                                                                              11/01/98              8/17/98
                                                                             to 10/31/99        to 10/31/98(1)
                                                                                (000)                (000)
--------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income...............................................       $     55             $    15
   Net Realized Gain from Securities Sold .............................            325                  31
   Net Change in Unrealized Appreciation(Depreciation) of
    Investment Securities .............................................           (469)                195
--------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations...            (89)                241
--------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ..............................................            (63)                (11)
   Realized Capital Gains..............................................            (31)                 --
--------------------------------------------------------------------------------------------------------------
     Total Distributions ..............................................            (94)                (11)
--------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued ........................................          4,598               5,449
   Reinvestment of Cash Distributions .................................             94                  12
   Cost of Shares Redeemed ............................................           (648)                 --
--------------------------------------------------------------------------------------------------------------
     Increase in Net Assets Derived from Capital Share Transactions....          4,044               5,461
--------------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets .....................................          3,861               5,691
Net Assets:
   Beginning of Period ................................................          5,691                  --
--------------------------------------------------------------------------------------------------------------
   End of Period ......................................................         $9,552              $5,691
==============================================================================================================
    Shares Issued and Redeemed:
    Shares Issued .....................................................            429                 546
    Shares Issued in Lieu of Cash Distributions .......................              9                   1
    Shares Redeemed ...................................................            (59)                 --
--------------------------------------------------------------------------------------------------------------

     Net Increase in Share Transactions ...............................            379                 547
==============================================================================================================

(1) The FMC Strategic Value Fund commenced operations on August 17, 1998. Amounts designated as "--" are either $0 or have been rounded to $0.


    The accompanying notes are an integral part of the financial statements.

Financial Highlights                                    FMC Strategic Value Fund

For a Share Outstanding For Each Period

For the periods ended October 31,





                                                                                                                           Ratio
          Net                                                                 Net                 Net                      of Net
         Asset                 Realized and  Distributions  Distributions    Asset              Assets        Ratio      Investment
         Value         Net      Unrealized      from Net        from         Value                End      of Expenses     Income
       Beginning   Investment    Gains on     Investment       Capital        End     Total    of Period    to Average   to Average
       of Period     Income     Securities      Income          Gains      of Period  Return     (000)      Net Assets   Net Assets
       ---------   ----------  ------------  -------------  -------------  ---------  ------   ---------   -----------   ----------

------------------------
FMC Strategic Value Fund
------------------------
1999     $10.40       0.07        (0.05)        (0.07)          (0.04)       $10.31    0.26%     $9,552        1.30%        0.59%
1998(1)  $10.00       0.03         0.39         (0.02)             --        $10.40    4.25%+    $5,691        1.30%*       1.45%*




                              Ratio
                              of Net
             Ratio          Investment
          of Expenses         Income
           to Average       to Average
           Net Assets       Net Assets
           (Excluding       (Excluding      Portfolio
           Waivers and      Waivers and      Turnover
         Reimbursements)  Reimbursements)     Rate
         ---------------  ---------------   ---------

------------------------
FMC Strategic Value Fund
------------------------
1999          3.10%           (1.21)%        11.85%
1998(1)      5.07%*           (2.32)%*        6.86%


*   Annualized

+   Total return is for the period indicated and has not been annualized.

(1) The FMC Strategic Value Fund commenced operations on August 17, 1998.

Amounts designated as "--" are either $0 or have been rounded to $0.



    The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements                           FMC Strategic Value Fund

October 31, 1999


1. Organization:

The Advisors' Inner Circle Fund (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with ten portfolios. The financial statements herein are those of the FMC Strategic Value Fund (the "Fund"). The financial statements of the remaining portfolios are not presented herein. The assets of each portfolio are segregated, and a shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund.

   Security Valuation -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

   Federal Income Taxes -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

   Security Transactions and Investment Income -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts or premiums during the respective holding period which is calculated using the effective interest method. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-date.

   Net Asset Value Per Share -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

   Expenses -- Expenses that are directly related to the Funds are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund on the basis of relative daily net assets compared to the aggregate daily net assets of the Trust.

   Distributions to Shareholders -- Distributions from net investment income are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to Shareholders at least annually.

   Distributions from net investment income and net realized capital gains are determined in accordance with the U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

   Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. Organizational Costs and Transactions with Affiliates:

Organizational costs have been capitalized by the Trust and were amortized over twelve months commencing with the start-up.

Notes to Financial Statements (concluded)               FMC Strategic Value Fund

October 31, 1999

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4. Administration, Shareholder Servicing and Distribution Agreements:

The Trust and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $75,000 or .15% of the Fund's average daily net assets. The Administrator has voluntarily agreed to limit its annual fee to no higher than $27,500 for the Fund. DST Systems Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund. The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

5. Investment Advisory and Custodian Agreements:

The Fund and First Manhattan Co. (the "Adviser") are parties to an Investment Advisory Agreement under which the Adviser receives an annual fee equal to 1.00% of the Fund's average daily net assets. The Adviser has, on a voluntary basis, agreed to waive its fee in order to limit the Fund's total operating expenses to a maximum of 1.30%. The Adviser reserves the right to terminate this arrangement at any time in its sole discretion. First Union National Bank acts as custodian (the "Custodian") for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the year ended October 31, 1999 are as follows:


                                            (000)
                                          ---------
Purchases
  U.S. Government .....................    $    --
  Other ...............................      6,238
Sales
  U.S. Government .....................    $    --
  Other ...............................        860

At October 31, 1999, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at October 31, 1999, is as follows:


                                             (000)
                                           ---------
Aggregate gross unrealized
  appreciation ........................     $  928
Aggregate gross unrealized
  depreciation ........................     (1,201)
                                            ------
Net unrealized depreciation ...........     $ (273)
                                            ======

Report of Independent Public Accountants

To the Shareholders and Trustees of
FMC Strategic Value Fund of
The Advisors' Inner Circle Fund:


We have audited the accompanying statement of net assets of the FMC Strategic Value Fund (the "Fund"), one of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and the application of alternative auditing procedures with respect to unsettled securities transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FMC Strategic Value Fund of The Advisors' Inner Circle Fund as of October 31, 1999, and the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
December 17, 1999

                             NOTICE TO SHAREHOLDERS
                                       OF
                         THE ADVISORS' INNER CIRCLE FUND
                                   (UNAUDITED)



For shareholders that do not have an October 31, 1999 taxable year end, this notice is for informational purposes only. For shareholders with an October 31, 1999 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended October 31, 1999, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:

                             (A)            (B)
                          LONG TERM      ORDINARY            (C)
                        CAPITAL GAIN      INCOME            TOTAL           (D)           (E)           (F)
                        DISTRIBUTIONS  DISTRIBUTIONS    DISTRIBUTIONS   QUALIFYING    TAX EXEMPT      FOREIGN
     PORTFOLIO           (TAX BASIS)    (TAX BASIS)      (TAX BASIS)   DIVIDENDS(1)    INTEREST     TAX CREDIT
     -------            ------------   ------------     ------------   ------------  ------------  ------------
FMC Strategic Value Fund      0%           100%            100%             32%            0%             0%



---------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* Items (A) and (B) are based on a percentage of the portfolio's total distributions.

** Items (D) and (E) are based on a percentage of ordinary income distributions of the portfolio.

                                     NOTES

================================================================================

                            FMC STRATEGIC VALUE FUND
                                P.O. Box 219009
                           Kansas City, MO 64121-6009

                                    Adviser:
                              FIRST MANHATTAN CO.
                               437 Madison Avenue
                               New York, NY 10022

                                  Distributor:
                        SEI INVESTMENTS DISTRIBUTION CO.
                                 Oaks, PA 19456

                                 Administrator:
                     SEI INVESTMENTS MUTUAL FUNDS SERVICES
                                 Oaks, PA 19456

                                 Legal Counsel:
                          MORGAN, LEWIS & BOCKIUS LLP
                               1800 M Street N.W.
                              Washington, DC 20036

                        Independent Public Accountants:
                              ARTHUR ANDERSEN LLP
                               1601 Market Street
                             Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.








FMC-F-007-07

================================================================================




                                 FMC STRATEGIC
                                   VALUE FUND










                                  Annual Report
                                October 31, 1999







Advised By:
FIRST MANHATTAN CO.

================================================================================